UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): May 11, 2004

United Components, Inc.

(Exact name of registrant as specified in its chapter)

Delaware	333-107219	04-3759857

(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification
incorporation)		No.)

14601 Highway 41 North
Evansville, Indiana 47725

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (812) 867-4156

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits.

Exhibit No.	Description
99.1	United Components, Inc.’s earnings release for the fourth quarter and full year 2003.

Item 12. Results of Operations and Financial Condition

     On May 11, 2004, United Components, Inc. issued a press release announcing its financial results for the fourth quarter ended March 31, 2004. A copy of the press release is furnished as Exhibit 99.1 to this report.

     The information in this Item 12 of Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. Furthermore, the information in this Item 12, including Exhibit 99.1, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 11th day of May 2004.

UNITED COMPONENTS, INC.

By:	/s/ George T. Milano

Name:	George T. Milano
Title:	Controller